Form N-SAR
Attachment for Item #77.C
Matters Submitted to a Vote of Security Holders

THE MAINSTAY FUNDS
811-4550
For Period Ending 04/30/06

THE MAINSTAY FUNDS

Pursuant to notice, a special meeting and three adjournment meetings of the shareholders of The MainStay Funds (the “Trust”) were held on March 27, April 17, May 8, and June 8, 2006, respectively at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meetings was to present the following proposals for shareholder consideration, as applicable:

1.	To elect the following individuals to the Board of Trustees of the Trust;
•  Charlynn Goins
•  Edward J. Hogan
•  Alan R. Latshaw
•  Terry L. Lierman
•  John B. McGuckian
•  Donald E. Nickelson
•  Richard S. Trutanic
•  Gary E. Wendlandt (Interested Trustee)

There are no other Trustees of the Trust.

2.	To grant the Trust the approval to enter into and materially amend agreements with Subadvisors on behalf of one or more of the Funds without obtaining shareholder approval;

3.	To approve the amendment of certain fundamental investment restrictions; and

4.	To approve a new sub-advisory agreement between NYLIM and Winslow Capital Management Inc. on behalf of the MainStay Large Cap Growth Fund.

Each of the above proposals was discussed in detail in the proxy statement. No other business came before the special meetings.

With respect to each Fund, each of the proposals listed above was passed by the shareholders, as confirmed by the Inspector of Elections.

The following is a summary of how the votes on the Proposals presented before the special meeting held on March 27, 2006, and the adjournment meetings held on April 17, 2006, May 8, 2006 and June 8, 2006, were cast. There were no votes cast in person at the meetings.

::ODMA\PCDOCS\OGCDOCS\211142\2

CAPITAL APPRECIATION FUND	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
Proposal #1 - Election of Trustees
a. Charlynn Goins	18,221,615	0	2,113,660	20,335,275
b. Edward J. Hogan	18,216,333	0	2,118,942	20,335,275
c. Alan R. Latshaw	18,198,017	0	2,137,258	20,335,275
d. Terry L. Lierman	18,212,700	0	2,122,575	20,335,275
e. John B. McGuckian	18,206,020	0	2,129,255	20,335,275
f. Donald E. Nickelson	18,206,360	0	2,128,915	20,335,275
g. Richard S. Trutanic	18,209,044	0	2,126,231	20,335,275
h. Gary E Wendlandt	18,220,323	0	2,114,952	20,335,275
Proposal #2 - Approval to enter into and materially amend agreements
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
	14,667,077	984,942	1,836,679	17,488,698
Proposal #3 - Amendment to Certain Fundamental Investment Restrictions
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
a. Borrowing	15,100,772	544,444	1,843,484	17,488,700
b. Senior Securities	15,144,947	501,133	1,842,620	17,488,700
c. Underwriting Securities	15,149,960	492,091	1,846,648	17,488,699
d. Real Estate	15,151,100	499,815	1,837,784	17,488,699
e. Commodities	15,088,589	561,368	1,838,742	17,488,699
f. Making Loans	15,094,012	553,423	1,841,264	17,488,699
g. Concentration of Investments	15,156,085	494,178	1,838,437	17,488,700
h. Diversification	15,182,409	470,792	1,835,499	17,488,700

::ODMA\PCDOCS\OGCDOCS\211142\2

COMMON STOCK FUND	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
Proposal #1 - Election of Trustees
a. Charlynn Goins	10,368,491	0	203,195	10,571,686
b. Edward J. Hogan	10,387,886	0	183,800	10,571,686
c. Alan R. Latshaw	10,387,196	0	184,490	10,571,686
d. Terry L. Lierman	10,386,146	0	185,540	10,571,686
e. John B. McGuckian	10,387,247	0	184,439	10,571,686
f. Donald E. Nickelson	10,387,779	0	183,907	10,571,686
g. Richard S. Trutanic	10,387,069	0	184,617	10,571,686
h. Gary E Wendlandt	10,387,333	0	184,353	10,571,686
Proposal #2 - Approval to enter into and materially amend agreements
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
	9,740,546	36,632	170,739	9,947,917
Proposal #3 - Amendment to Certain Fundamental Investment Restrictions
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
a. Borrowing	9,742,506	32,633	172,777	9,947,916
b. Senior Securities	9,744,196	30,873	172,847	9,947,916
c. Underwriting Securities	9,745,868	29,566	172,482	9,947,916
d. Real Estate	9,745,896	29,538	172,482	9,947,916
e. Commodities	9,745,237	30,197	172,482	9,947,916
f. Making Loans	9,743,422	31,941	172,553	9,947,916
g. Concentration of Investments	9,747,142	28,292	172,482	9,947,916
h. Diversification	9,747,960	27,474	172,482	9,947,916

::ODMA\PCDOCS\OGCDOCS\211142\2

CONVERTIBLE FUND	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
Proposal #1 - Election of Trustees
a. Charlynn Goins	18,981,072	0	1,604,478	20,585,550
b. Edward J. Hogan	18,969,582	0	1,615,967	20,585,549
c. Alan R. Latshaw	19,960,696	0	1,624,853	21,585,549
d. Terry L. Lierman	18,962,886	0	1,622,663	20,585,549
e. John B. McGuckian	18,966,625	0	1,618,925	20,585,550
f. Donald E. Nickelson	18,972,274	0	1,613,276	20,585,550
g. Richard S. Trutanic	18,981,836	0	1,603,714	20,585,550
h. Gary E Wendlandt	18,977,797	0	1,607,752	20,585,549
Proposal #2 - Approval to enter into and materially amend agreements
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
	14,061,711	649,546	1,516,134	16,227,391
Proposal #3 - Amendment to Certain Fundamental Investment Restrictions
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
a. Borrowing	14,237,162	487,867	1,502,364	16,227,393
b. Senior Securities	14,293,521	419,472	1,514,403	16,227,396
c. Underwriting Securities	14,296,802	427,017	1,503,577	16,227,396
d. Real Estate	14,307,883	423,504	1,496,005	16,227,392
e. Commodities	14,248,604	474,236	1,504,552	16,227,392
f. Making Loans	14,223,708	494,875	1,508,808	16,227,391
g. Concentration of Investments	14,303,556	419,391	1,504,446	16,227,393
h. Diversification	14,324,833	393,197	1,509,365	16,227,395

::ODMA\PCDOCS\OGCDOCS\211142\2

DIVERSIFIED INCOME FUND	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
Proposal #1 - Election of Trustees
a. Charlynn Goins	7,465,506	0	489,094	7,954,600
b. Edward J. Hogan	7,468,985	0	485,615	7,954,600
c. Alan R. Latshaw	7,479,685	0	474,915	7,954,600
d. Terry L. Lierman	7,477,089	0	477,511	7,954,600
e. John B. McGuckian	7,487,428	0	467,171	7,954,599
f. Donald E. Nickelson	7,483,641	0	470,959	7,954,600
g. Richard S. Trutanic	7,486,141	0	468,459	7,954,600
h. Gary E Wendlandt	7,483,376	0	471,224	7,954,600
Proposal #2 - Approval to enter into and materially amend agreements
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
	6,109,575	128,627	491,498	6,729,700
Proposal #3 - Amendment to Certain Fundamental Investment Restrictions
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
a. Borrowing	6,130,100	116,574	483,026	6,729,700
b. Senior Securities	6,141,285	114,808	473,606	6,729,699
c. Underwriting Securities	6,129,347	108,105	492,248	6,729,700
d. Real Estate	6,123,841	109,214	496,645	6,729,700
e. Commodities	6,125,001	110,542	494,157	6,729,700
f. Making Loans	6,116,368	121,243	492,090	6,729,701
g. Concentration of Investments	6,119,332	118,222	492,146	6,729,700
h. Diversification	6,138,048	99,641	492,011	6,729,700

::ODMA\PCDOCS\OGCDOCS\211142\2

EQUITY INDEX FUND	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
Proposal #1 - Election of Trustees
a. Charlynn Goins	6,377,962	0	522,097	6,900,059
b. Edward J. Hogan	6,372,207	0	527,851	6,900,058
c. Alan R. Latshaw	6,373,842	0	526,217	6,900,059
d. Terry L. Lierman	6,371,597	0	528,462	6,900,059
e. John B. McGuckian	6,373,143	0	526,916	6,900,059
f. Donald E. Nickelson	6,372,257	0	527,802	6,900,059
g. Richard S. Trutanic	6,372,544	0	527,514	6,900,058
h. Gary E Wendlandt	6,376,030	0	524,029	6,900,059
Proposal #2 - Approval to enter into and materially amend agreements
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
	4,779,490	209,106	504,353	5,492,949
Proposal #3 - Amendment to Certain Fundamental Investment Restrictions
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
a. Borrowing	4,811,517	174,055	507,378	5,492,950
b. Senior Securities	4,804,403	172,002	516,542	5,492,947
c. Underwriting Securities	4,810,369	165,034	517,545	5,492,948
d. Real Estate	4,820,843	162,670	509,435	5,492,948
e. Commodities	4,809,079	169,769	514,099	5,492,947
f. Making Loans	4,798,442	181,227	513,274	5,492,943
g. Concentration of Investments	4,813,928	164,345	514,674	5,492,947
h. Diversification	4,818,706	160,215	514,026	5,492,947

::ODMA\PCDOCS\OGCDOCS\211142\2

GLOBAL HIGH INCOME FUND	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
Proposal #1 - Election of Trustees
a. Charlynn Goins	9,119,975	0	394,071	9,514,046
b. Edward J. Hogan	9,120,385	0	393,661	9,514,046
c. Alan R. Latshaw	9,113,557	0	400,490	9,514,047
d. Terry L. Lierman	9,116,609	0	397,437	9,514,046
e. John B. McGuckian	9,116,936	0	397,110	9,514,046
f. Donald E. Nickelson	9,117,265	0	396,781	9,514,046
g. Richard S. Trutanic	9,119,506	0	394,541	9,514,047
h. Gary E Wendlandt	9,121,940	0	392,107	9,514,047
Proposal #2 - Approval to enter into and materially amend agreements
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
	6,578,109	309,341	360,729	7,248,179
Proposal #3 - Amendment to Certain Fundamental Investment Restrictions
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
a. Borrowing	6,622,999	352,160	373,019	7,348,178
b. Senior Securities	6,656,909	218,863	372,406	7,248,178
c. Underwriting Securities	6,667,142	216,805	364,234	7,248,181
d. Real Estate	6,660,598	216,321	371,261	7,248,180
e. Commodities	6,649,096	225,086	373,999	7,248,181
f. Making Loans	6,627,848	247,049	372,284	7,247,181
g. Concentration of Investments	6,675,541	202,438	370,200	7,248,179
h. Diversification	6,661,234	215,341	371,604	7,248,179

::ODMA\PCDOCS\OGCDOCS\211142\2

GOVERNMENT FUND	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
Proposal #1 - Election of Trustees
a. Charlynn Goins	21,920,643	0	1,692,250	23,612,893
b. Edward J. Hogan	21,932,213	0	1,680,680	23,612,893
c. Alan R. Latshaw	21,874,925	0	1,737,968	23,612,893
d. Terry L. Lierman	21,896,816	0	1,717,077	23,613,893
e. John B. McGuckian	21,910,112	0	1,702,781	23,612,893
f. Donald E. Nickelson	21,915,349	0	1,697,544	23,612,893
g. Richard S. Trutanic	21,919,961	0	1,692,931	23,612,892
h. Gary E Wendlandt	21,914,809	0	1,698,084	23,612,893
Proposal #2 - Approval to enter into and materially amend agreements
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
	18,580,192	609,972	1,510,127	20,700,291
Proposal #3 - Amendment to Certain Fundamental Investment Restrictions
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
a. Borrowing	18,740,069	446,438	1,513,787	20,700,294
b. Senior Securities	18,812,248	366,225	1,521,822	20,700,295
c. Underwriting Securities	18,809,931	369,555	1,520,808	20,700,294
d. Real Estate	18,824,707	365,238	1,510,351	20,700,296
e. Commodities	18,770,409	414,774	1,515,111	20,700,294
f. Making Loans	18,766,123	409,953	1,524,220	20,700,296
g. Concentration of Investments	18,811,646	400,748	1,487,899	20,700,293
h. Diversification	18,823,521	364,191	1,512,582	20,700,294

::ODMA\PCDOCS\OGCDOCS\211142\2

HIGH YIELD CORPORATE BOND FUND	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
Proposal #1 - Election of Trustees
a. Charlynn Goins	354,766,277	0	23,540,730	378,307,007
b. Edward J. Hogan	354,621,158	0	23,685,849	378,307,007
c. Alan R. Latshaw	354,344,462	0	23,962,545	378,307,007
d. Terry L. Lierman	354,599,304	0	23,707,703	378,307,007
e. John B. McGuckian	354,393,985	0	23,913,022	378,307,007
f. Donald E. Nickelson	354,622,400	0	23,684,607	378,307,007
g. Richard S. Trutanic	354,597,048	0	23,709,959	378,307,007
h. Gary E Wendlandt	354,826,238	0	23,480,769	378,307,007
Proposal #2 - Approval to enter into and materially amend agreements
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
	255,135,396	11,966,428	23,346,047	290,447,871
Proposal #3 - Amendment to Certain Fundamental Investment Restrictions
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
a. Borrowing	257,769,342	9,245,914	23,432,614	290,447,870
b. Senior Securities	259,384,470	7,546,990	23,516,412	290,447,872
c. Underwriting Securities	259,120,235	7,525,123	23,802,513	290,447,871
d. Real Estate	259,370,250	7,731,525	23,346,098	290,447,873
e. Commodities	257,903,735	8,899,916	23,644,219	290,447,870
f. Making Loans	258,148,207	8,768,261	23,531,408	290,447,876
g. Concentration of Investments	259,398,522	7,638,790	23,410,563	290,447,875
h. Diversification	260,044,569	7,102,860	23,300,445	290,447,874

::ODMA\PCDOCS\OGCDOCS\211142\2

INTERNATIONAL EQUITY FUND	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
Proposal #1 - Election of Trustees
a. Charlynn Goins	17,729,769	0	598,208	18,327,977
b. Edward J. Hogan	17,727,173	0	600,804	18,327,977
c. Alan R. Latshaw	17,721,815	0	606,163	18,327,978
d. Terry L. Lierman	17,723,832	0	604,145	18,327,977
e. John B. McGuckian	17,718,424	0	609,553	18,327,977
f. Donald E. Nickelson	17,729,341	0	598,636	18,327,977
g. Richard S. Trutanic	17,721,510	0	606,468	18,327,978
h. Gary E Wendlandt	17,730,507	0	597,471	18,327,978
Proposal #2 - Approval to enter into and materially amend agreements
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
	13,192,070	213,168	564,218	13,969,456
Proposal #3 - Amendment to Certain Fundamental Investment Restrictions
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
a. Borrowing	13,280,519	123,413	565,526	13,969,458
b. Senior Securities	13,299,735	103,816	565,908	13,969,459
c. Underwriting Securities	13,298,501	103,946	567,012	13,969,459
d. Real Estate	13,304,671	102,545	562,242	13,969,458
e. Commodities	13,296,611	109,799	563,046	13,969,456
f. Making Loans	13,288,315	112,743	568,399	13,969,457
g. Concentration of Investments	13,297,668	106,218	565,574	13,969,460
h. Diversification	13,306,216	101,118	562,127	13,969,461

LARGE CAP GROWTH FUND	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
Proposal #1 - Election of Trustees
a. Charlynn Goins	44,815,124	0	1,310,205	46,125,329
b. Edward J. Hogan	44,811,309	0	1,314,019	46,125,328
c. Alan R. Latshaw	44,822,473	0	1,302,855	46,125,328
d. Terry L. Lierman	44,815,929	0	1,309,400	46,125,329
e. John B. McGuckian	44,822,568	0	1,302,760	46,125,328
f. Donald E. Nickelson	44,825,395	0	1,299,933	46,125,328
g. Richard S. Trutanic	44,817,588	0	1,307,741	46,125,329
h. Gary E Wendlandt	44,809,113	0	1,316,216	46,125,329
Proposal #2 - Approval to enter into and materially amend agreements
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
	36,051,932	1,950,291	1,292,127	39,294,350
Proposal #3 - Amendment to Certain Fundamental Investment Restrictions
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
a. Borrowing	37,611,349	390,603	1,292,398	39,294,350
b. Senior Securities	37,635,791	369,816	1,288,743	39,294,350
c. Underwriting Securities	37,666,911	339,201	1,288,238	39,294,350
d. Real Estate	37,665,788	331,114	1,297,448	39,294,350
e. Commodities	37,546,032	457,891	1,290,427	39,294,350
f. Making Loans	37,634,775	372,500	1,287,075	39,294,350
g. Concentration of Investments	37,666,638	337,685	1,290,027	39,294,350
h. Diversification	37,676,558	332,748	1,285,044	39,294,350

Proposal #4 - To approve a new sub-advisory agreement between NYLIM & Winslow Capital Management, Inc.
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
	37,684,079	335,907	1,274,364	39,294,350

MAINSTAY MAP FUND	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
Proposal #1 - Election of Trustees
a. Charlynn Goins	20,737,731	0	763,773	21,501,504
b. Edward J. Hogan	20,710,873	0	790,630	21,501,503
c. Alan R. Latshaw	20,721,518	0	779,985	21,501,503
d. Terry L. Lierman	20,690,395	0	811,109	21,501,504
e. John B. McGuckian	20,696,346	0	805,157	21,501,503
f. Donald E. Nickelson	20,737,994	0	763,510	21,501,504
g. Richard S. Trutanic	20,729,208	0	772,295	21,501,503
h. Gary E Wendlandt	20,739,464	0	762,039	21,501,503
Proposal #2 - Approval to enter into and materially amend agreements
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
	15,226,661	535,956	780,618	16,543,235
Proposal #3 - Amendment to Certain Fundamental Investment Restrictions
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
a. Borrowing	15,394,117	390,233	758,885	16,543,235
b. Senior Securities	15,424,981	334,957	783,297	16,543,235
c. Underwriting Securities	15,406,278	336,292	800,665	16,543,235
d. Real Estate	15,425,409	350,189	767,637	16,543,235
e. Commodities	15,434,348	337,729	771,158	16,543,235
f. Making Loans	15,363,315	407,683	772,237	16,543,235
g. Concentration of Investments	15,449,623	209,450	884,162	16,543,235
h. Diversification	15,487,276	284,660	771,299	16,543,235

MAINSTAY MID CAP GROWTH FUND	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
Proposal #1 - Election of Trustees
a. Charlynn Goins	6,870,784	0	576,502	7,447,286
b. Edward J. Hogan	6,868,509	0	578,777	7,447,286
c. Alan R. Latshaw	6,875,218	0	572,069	7,447,287
d. Terry L. Lierman	6,874,424	0	572,862	7,447,286
e. John B. McGuckian	6,870,570	0	576,716	7,447,286
f. Donald E. Nickelson	6,876,871	0	570,415	7,447,286
g. Richard S. Trutanic	6,870,462	0	576,824	7,447,286
h. Gary E Wendlandt	6,870,060	0	577,226	7,447,286
Proposal #2 - Approval to enter into and materially amend agreements
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
	5,079,738	771,492	519,685	6,370,915
Proposal #3 - Amendment to Certain Fundamental Investment Restrictions
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
a. Borrowing	5,696,690	153,972	520,253	6,370,915
b. Senior Securities	5,687,534	159,508	523,873	6,370,915
c. Underwriting Securities	5,711,656	130,265	528,995	6,370,916
d. Real Estate	5,702,822	144,878	523,216	6,370,916
e. Commodities	5,698,927	148,664	523,325	6,370,916
f. Making Loans	5,687,309	158,338	525,268	6,370,915
g. Concentration of Investments	5,710,442	135,966	524,508	6,370,916
h. Diversification	5,716,715	132,405	521,796	6,370,916

MAINSTAY MID CAP VALUE FUND	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
Proposal #1 - Election of Trustees
a. Charlynn Goins	11,357,352	0	776,413	12,133,765
b. Edward J. Hogan	33,347,982	0	785,782	34,133,764
c. Alan R. Latshaw	11,351,293	0	782,471	12,133,764
d. Terry L. Lierman	11,349,614	0	784,151	12,133,765
e. John B. McGuckian	11,340,006	0	793,759	12,133,765
f. Donald E. Nickelson	11,344,914	0	788,850	12,133,764
g. Richard S. Trutanic	11,354,173	0	779,591	12,133,764
h. Gary E Wendlandt	11,365,005	0	768,759	12,133,764
Proposal #2 - Approval to enter into and materially amend agreements
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
	8,202,824	284,639	714,102	9,201,565
Proposal #3 - Amendment to Certain Fundamental Investment Restrictions
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
a. Borrowing	8,229,656	249,862	722,046	9,201,564
b. Senior Securities	8,249,332	220,247	731,986	9,201,565
c. Underwriting Securities	8,257,022	206,236	738,307	9,201,565
d. Real Estate	8,257,783	210,550	733,231	9,201,564
e. Commodities	8,229,393	240,999	731,172	9,201,564
f. Making Loans	8,224,891	246,310	730,363	9,201,564
g. Concentration of Investments	8,258,171	212,962	730,433	9,201,566
h. Diversification	8,286,576	194,555	720,435	9,201,566

MAINSTAY MONEY MARKET FUND	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
Proposal #1 - Election of Trustees
a. Charlynn Goins	199,338,298	0	21,280,313	220,618,611
b. Edward J. Hogan	199,336,395	0	21,282,216	220,618,611
c. Alan R. Latshaw	198,822,770	0	21,795,841	220,618,611
d. Terry L. Lierman	198,989,980	0	21,628,631	220,618,611
e. John B. McGuckian	199,258,416	0	21,360,195	220,618,611
f. Donald E. Nickelson	199,600,715	0	21,017,896	220,618,611
g. Richard S. Trutanic	199,626,799	0	20,991,812	220,618,611
h. Gary E Wendlandt	199,433,533	0	21,185,078	220,618,611
Proposal #2 - Approval to enter into and materially amend agreements
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
	182,081,034	5,517,061	19,039,453	206,637,548
Proposal #3 - Amendment to Certain Fundamental Investment Restrictions
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
a. Borrowing	183,675,532	3,968,926	18,993,090	206,637,548
b. Senior Securities	183,835,807	3,803,213	18,998,528	206,637,548
c. Underwriting Securities	183,638,035	3,970,692	19,028,821	206,637,548
d. Real Estate	183,568,533	4,054,892	19,014,122	206,637,547
e. Commodities	182,999,421	4,628,263	19,009,863	206,637,547
f. Making Loans	183,278,762	4,311,389	19,047,397	206,637,548
g. Concentration of Investments	183,752,771	3,841,866	19,042,911	206,637,548
h. Diversification	183,949,921	3,591,505	19,095,122	206,636,548

MAINSTAY SMALL CAP GROWTH FUND	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
Proposal #1 - Election of Trustees
a. Charlynn Goins	7,560,281	0	658,568	8,218,849
b. Edward J. Hogan	7,558,567	0	660,282	8,218,849
c. Alan R. Latshaw	7,562,703	0	656,146	8,218,849
d. Terry L. Lierman	7,566,651	0	652,198	8,218,849
e. John B. McGuckian	7,562,126	0	656,723	8,218,849
f. Donald E. Nickelson	7,567,761	0	651,088	8,218,849
g. Richard S. Trutanic	7,561,794	0	657,055	8,218,849
h. Gary E Wendlandt	7,561,818	0	657,031	8,218,849
Proposal #2 - Approval to enter into and materially amend agreements
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
	5,670,056	174,953	592,171	6,437,180
Proposal #3 - Amendment to Certain Fundamental Investment Restrictions
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
a. Borrowing	5,710,500	135,952	590,727	6,437,179
b. Senior Securities	5,717,102	129,073	591,002	6,437,177
c. Underwriting Securities	5,722,684	121,224	593,269	6,437,177
d. Real Estate	5,722,245	125,235	589,697	6,437,177
e. Commodities	5,698,899	148,502	589,777	6,437,178
f. Making Loans	5,703,363	140,493	593,323	6,437,179
g. Concentration of Investments	5,723,158	120,090	593,932	6,437,180
h. Diversification	5,731,564	115,008	590,608	6,437,180

MAINSTAY SMALL CAP VALUE FUND	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
Proposal #1 - Election of Trustees
a. Charlynn Goins	6,844,181	0	338,035	7,182,215
b. Edward J. Hogan	6,842,936	0	339,280	7,182,215
c. Alan R. Latshaw	6,844,737	0	337,478	7,182,215
d. Terry L. Lierman	6,838,619	0	343,597	7,182,215
e. John B. McGuckian	6,845,292	0	336,923	7,182,215
f. Donald E. Nickelson	6,844,428	0	337,787	7,182,215
g. Richard S. Trutanic	6,845,357	0	336,858	7,182,215
h. Gary E Wendlandt	6,846,995	0	335,220	7,182,215
Proposal #2 - Approval to enter into and materially amend agreements
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
	4,844,719	98,548	320,449	5,263,716
Proposal #3 - Amendment to Certain Fundamental Investment Restrictions
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
a. Borrowing	4,877,421	67,225	319,072	5,263,718
b. Senior Securities	4,883,379	65,040	315,298	5,263,717
c. Underwriting Securities	4,887,015	60,748	315,956	5,263,718
d. Real Estate	4,891,488	56,599	315,632	5,263,718
e. Commodities	4,883,720	64,503	315,496	5,263,719
f. Making Loans	4,884,050	62,387	317,283	5,263,720
g. Concentration of Investments	4,894,019	55,637	314,063	5,263,719
h. Diversification	4,885,188	61,058	317,472	5,263,718

MAINSTAY TAX FREE BOND FUND	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
Proposal #1 - Election of Trustees
a. Charlynn Goins	14,776,654	0	1,261,001	16,037,655
b. Edward J. Hogan	14,772,619	0	1,265,037	16,037,656
c. Alan R. Latshaw	14,743,621	0	1,294,034	16,037,655
d. Terry L. Lierman	14,757,600	0	1,280,055	16,037,655
e. John B. McGuckian	14,742,768	0	1,294,887	16,037,655
f. Donald E. Nickelson	14,759,785	0	1,277,870	16,037,655
g. Richard S. Trutanic	14,765,102	0	1,272,553	16,037,655
h. Gary E Wendlandt	14,779,195	0	1,258,460	16,037,655
Proposal #2 - Approval to enter into and materially amend agreements
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
	11,914,949	261,511	1,259,942	13,436,402
Proposal #3 - Amendment to Certain Fundamental Investment Restrictions
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
a. Borrowing	11,947,006	247,521	1,241,876	13,436,403
b. Senior Securities	12,016,376	198,535	1,221,491	13,436,402
c. Underwriting Securities	12,032,074	178,539	1,225,789	13,436,402
d. Real Estate	12,027,634	190,303	1,218,465	13,436,402
e. Commodities	11,999,079	214,694	1,222,630	13,436,403
f. Making Loans	11,991,239	218,964	1,226,200	13,436,403
g. Concentration of Investments	12,026,874	195,582	1,213,947	13,436,403
h. Diversification	12,039,475	182,028	1,214,900	13,436,403

MAINSTAY TOTAL RETURN FUND	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
Proposal #1 - Election of Trustees
a. Charlynn Goins	18,576,851	0	1,824,210	20,401,061
b. Edward J. Hogan	18,576,698	0	1,822,362	20,399,060
c. Alan R. Latshaw	18,569,941	0	1,831,120	20,401,061
d. Terry L. Lierman	18,576,954	0	1,824,106	20,401,060
e. John B. McGuckian	18,574,600	0	1,826,461	20,401,061
f. Donald E. Nickelson	18,570,748	0	1,830,312	20,401,060
g. Richard S. Trutanic	18,562,669	0	1,838,392	20,401,061
h. Gary E Wendlandt	18,585,497	0	1,815,563	20,401,060
Proposal #2 - Approval to enter into and materially amend agreements
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
	16,346,707	513,187	1,628,010	18,487,904
Proposal #3 - Amendment to Certain Fundamental Investment Restrictions
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
a. Borrowing	16,413,528	453,160	1,621,218	18,487,906
b. Senior Securities	16,481,775	394,474	1,611,657	18,487,906
c. Underwriting Securities	16,477,198	394,937	1,615,770	18,487,905
d. Real Estate	16,463,736	413,703	1,610,465	18,487,904
e. Commodities	16,432,970	444,365	1,610,569	18,487,904
f. Making Loans	16,434,695	440,760	1,612,449	18,487,904
g. Concentration of Investments	16,447,060	420,307	1,620,539	18,487,906
h. Diversification	16,499,004	375,628	1,613,274	18,487,906

MAINSTAY VALUE FUND	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
Proposal #1 - Election of Trustees
a. Charlynn Goins	15,946,602	0	1,416,553	17,363,155
b. Edward J. Hogan	15,945,183	0	1,417,973	17,363,156
c. Alan R. Latshaw	15,923,556	0	1,439,600	17,363,156
d. Terry L. Lierman	15,936,108	0	1,427,047	17,363,155
e. John B. McGuckian	15,927,444	0	1,435,712	17,363,156
f. Donald E. Nickelson	15,938,732	0	1,424,423	17,363,155
g. Richard S. Trutanic	15,937,713	0	1,425,443	17,363,156
h. Gary E Wendlandt	15,942,435	0	1,420,720	17,363,155
Proposal #2 - Approval to enter into and materially amend agreements
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
	12,854,431	382,518	1,281,637	14,518,586
Proposal #3 - Amendment to Certain Fundamental Investment Restrictions
	VOTES FOR	VOTES AGAINST	VOTES WITHHELD	TOTAL
a. Borrowing	12,883,225	362,668	1,272,693	14,518,586
b. Senior Securities	12,914,564	316,448	1,287,574	14,518,586
c. Underwriting Securities	12,923,421	311,534	1,283,631	14,518,586
d. Real Estate	12,898,042	334,219	1,286,325	14,518,586
e. Commodities	12,877,565	358,428	1,282,593	14,518,586
f. Making Loans	12,868,240	365,931	1,284,415	14,518,586
g. Concentration of Investments	12,911,355	326,393	1,280,838	14,518,586
h. Diversification	12,938,102	301,050	1,279,434	14,518,586